SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 24, 2002
                                 (July 23, 2002)

                         STORAGE TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
 ---------------------          ------------------         ---------------------
(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5      Other Events and Regulation FD Disclosure.
            -----------------------------------------

On July 23, 2002, the registrant, Storage Technology Corporation (the "Company"), announced its results of operations for the fiscal quarter ended June 28, 2002 in a Press Release, dated July 23, 2002, a copy of which is attached hereto as Exhibit 99.1.

On July 23, 2002, the Company conducted its Second Quarter 2002 Financial Results Conference Call (the "Conference Call") for the fiscal quarter ended June 28, 2002. A copy of the script of the prepared remarks of the Company's Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Conference Call is attached hereto as Exhibit 99.2. A copy of the script of the prepared remarks of the Company's Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Conference Call is attached hereto as Exhibit 99.3.

Item 7(c)   Exhibits.
            --------

            99.1 Press Release, dated July 23, 2002 relating to the Company's results of operations for the fiscal quarter ended June 28, 2002.

            99.2 Script of prepared remarks of the Company's Chairman of the Board, President and Chief Executive Officer, Patrick J. Martin, for the Company's July 23, 2002 Second Quarter 2002 Financial Results Conference Call.

            99.3 Script of prepared remarks of the Company's Corporate Vice President, Chief Financial Officer, Robert S. Kocol, for the Company's July 23, 2002 Second Quarter 2002 Financial Results Conference Call.

The exhibits hereto contain certain statements, projections and forecasts regarding the Company's future business plans, financial results, products and performance that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," and "believes." There are a number of risks and uncertainties that could cause the company's actual results to differ materially.

Some of these risks and uncertainties include the Company's ability to develop, manufacture and market new products and services successfully; the effect of product mix and distribution channel mix on gross margins; the Company's ability to continue to increase productivity; the ability to develop and protect intellectual property and other legal rights; customer acceptance of new technologies and standards; competitive pricing pressures; availability of supplies; significant changes in the Company's management team during the last year; and general economic conditions and other risks described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that are filed with the Securities and Exchange Commission and which are available on the SEC's website.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 23, 2002                 Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























                                        3